Exhibit 99.1

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FOR IMMEDIATE RELEASE

                     American Home Mortgage Investment Corp.
                     Announces Universal Shelf Registration

Melville, NY - December 24, 2003 - American Home Mortgage Investment Corp. (NYSE: AHH) today announced it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission for the possible future offer and sale, from time-to-time, of up to an aggregate of $500 million of equity and/or debt securities.

Michael Strauss, Chairman and Chief Executive Officer of American Home commented, "The purpose of this shelf registration statement is to provide American Home with additional financial liquidity and flexibility to access the capital markets on a timely and cost effective basis. Once the registration statement is effective, depending on market conditions, we will have the ability to periodically raise capital for financing mortgage portfolio investments, increasing the size of our lending operations and for other general corporate purposes."

Although American Home has filed the registration statement with the Securities and Exchange Commission, it has not yet become effective. The securities covered by the registration statement may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Any offerings of securities covered by the registration statement will be made only by means of a written prospectus and prospectus supplements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Written copies of the base prospectus and, when available, any prospectus supplements may be obtained by contacting American Home Mortgage Investment Corp., 520 Broadhollow Road, Melville, New York 11747, Attention: Corporate Secretary.

ABOUT AMERICAN HOME MORTGAGE INVESTMENT CORP.
American Home Mortgage Investment Corp. (NYSE: AHH) is a mortgage real estate investment trust focused on earning net interest income from self-originated mortgage backed securities, and through its taxable subsidiaries, on originating and servicing mortgage loans for institutional investors. Mortgages are originated though a network of 267 loan production offices as well as through mortgage brokers and are serviced at the Company's Columbia, Maryland servicing center. For additional information, please visit the Company's Web site at www.americanhm.com.


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Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995: This news release contains statements about future events and expectations, which are "forward-looking statements." Any statement in this release that is not a statement of historical fact, including, but not limited to earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans or business strategy, is a forward-looking statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause American Home Mortgage Investment Corp.'s actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: the potential fluctuations in American Home Mortgage Investment Corp.'s operating results; American Home Mortgage Investment Corp.'s potential need for additional capital; the direction of interest rates and their subsequent effect on American Home Mortgage Investment Corp.'s business and the business of its subsidiaries; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home Mortgage Investment Corp. with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. American Home Mortgage Investment Corp. does not assume any responsibility to issue updates to any forward-looking statements discussed in this press release.

AMERICAN HOME MORTGAGE CONTACT:

John D. Lovallo, SVP
Ogilvy Public Relations Worldwide
212-880-5216
john.lovallo@ogilvypr.com